SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2006

Colombia Goldfields Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-51013	76-0730088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#208-8 King Street East, Toronto, Ontario Canada	M5C 1B5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 203-3856

666 Burrard Street, Suite 600, Vancouver, British Columbia, Canada V6C 2X8 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On August 1, 2006, we entered into Consulting Services Agreements (the “Agreements”) with our President and Chief Executive Officer, J. Randall Martin, our Chief Operating Officer, Daniel Hunter, our Chief Financial Officer, Kenneth Phillippe, and the Chairman of our board of directors, Harry Hopmeyer. Under the Agreements, which are effective as of May 1, 2006, these individuals have agreed to devote their best efforts, skill, and sufficient time to carrying out their responsibilities under the Agreements. The Agreements also require that each of these individuals act in substantial accordance with all reasonable instructions of our board of directors and that they provide all management and operation services as may be requested by the board.

The consideration for the services to be rendered under the Agreements by each of these individuals is summarized in the table set forth below.

Consultant	Consideration
J. Randall Martin	$10,000 per month commencing May 1, 2006
Daniel Hunter	$9,000 per month plus applicable Canadian Goods and Services Tax (GST) as applicable at the time of each payment commencing on May 1, 2006
Kenneth Phillippe	$3,000 per month plus applicable Canadian Goods and Services Tax (GST) as applicable at the time of each payment commencing on May 1, 2006
Harry Hopmeyer	$5,000 per month plus applicable Canadian Goods and Services Tax (GST) as applicable at the time of each payment commencing on May 1, 2006

In addition to their monthly consulting fees, each of these individuals will be entitled to reimbursement of expenses reasonably incurred in the performance of their services under the Agreement, to participate in the Company’s Stock Option Plan, and to be included in any group health and dental insurance obtained by the company.

The Agreements are effective for a period of two (2) years commencing May 1, 2006 and may be terminated by mutual consent, for cause (as defined in the Agreements), or without cause. In the event of termination without cause, the Agreements provide that the officer will receive a lump sum payment equal to twelve (12) months of consulting fees and that any stock options granted to the officer shall vest immediately. Following termination the Agreements, each of the individuals is subject to a one-year covenant not to compete within the Republic of Colombia and a one-year covenant not to solicit any of our consultants or employees.

The Consulting Services Agreements are attached to this Current Report as Exhibits 10.1, 10.2, 10.3, and 10.4.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Consulting Services Agreement with J. Randall Martin
Exhibit 10.2 Consulting Services Agreement with Daniel Hunter
Exhibit 10.3 Consulting Services Agreement with Kenneth Phillippe
Exhibit 10.4 Consulting Services Agreement with Harry Hopmeyer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colombia Goldfields Ltd.

/s/ J. Randall Martin
J. Randall Martin
President and Chief Executive Officer

Date: August 3, 2006